SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential,  for Use of the
[X] Definitive Proxy  Statement               Commission  Only  (as  permitted
[ ] Definitive  Additional                    by  Rule  14a-6(e)(2))
[ ] Soliciting  Material  Pursuant  to  Rule 14a-11(c) or Rule 14a-12

                            Telebyte Technology, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:



         (2)     Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, Schedule or Registration Statement no.:



         (3)      Filing Party:



         (4)      Date Filed:

                            TELEBYTE TECHNOLOGY, INC.
                                270 Pulaski Road
                            Greenlawn, New York 11740


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 25, 1999


 To the Stockholders of Telebyte Technology, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Telebyte Technology, Inc., a Nevada corporation (the "Company"), will be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on June 25, 1999 at 10:00 a.m., local time, for the following purposes:

         (1)      To elect a Board of three directors.

         (2)      To ratify the adoption of the Company's 1999 Stock Option
                  Plan.

         (3) To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Telebyte, Inc."

         (4) To approve a proposal to change the state of incorporation of the Company from Nevada to Delaware by means of a merger of the Company into its wholly-owned Delaware subsidiary. In connection with this proposal, stockholders may be entitled to assert dissenters' rights pursuant to Nevada Revised Statutes Sections 92A.300 to 92A.500, inclusive, a copy of which sections is attached to the accompanying Proxy Statement as Exhibit B.

         (5) To ratify the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

         (6) To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on May 18, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        Kenneth S. Schneider
                                        Chairman
Greenlawn, New York
May 25, 1999

==============================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU
TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE
BOARD OF DIRECTORS OF TELEBYTE TECHNOLOGY, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY
REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO
SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING
THE MEETING AND VOTING IN PERSON.
==============================================================================

                            TELEBYTE TECHNOLOGY, INC.
                                270 Pulaski Road
                            Greenlawn, New York 11740


                                 PROXY STATEMENT


                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

         This Proxy Statement is being mailed to all stockholders of record of Telebyte Technology, Inc. (the "Company") at the close of business on May 18, 1999 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on June 25, 1999 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about May 25, 1999.

         All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named in the Proxy to the Company's Board of Directors; (2) FOR the ratification of the adoption of the Company's 1999 Stock Option Plan; (3) FOR the approval of an amendment to the Company's Certificate of Incorporation to change the Company's name to "Telebyte, Inc."; (4) FOR the approval of a proposal to change the state of incorporation of the Company from Nevada to Delaware by means of a merger of the Company into its wholly-owned Delaware subsidiary; and (5) FOR the ratification of the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

         The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of May 18, 1999 was 1,248,631. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one noncumulative vote. A majority of the Common Shares outstanding and entitled to vote as of May 18, 1999, or 624,316 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on May 18, 1999 will be entitled to vote.

         With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

         Stockholders may expressly abstain from voting on Proposals 2, 3, 4 and 5 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, neither abstentions nor broker non-votes will be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the affirmative vote of a majority of the votes cast for or against the proposal at the Meeting (assuming a quorum is present at the Meeting), abstentions and broker non-votes will have no effect. Since Proposals 3 and 4 require the approval of a majority of the outstanding Common Shares of the Company, abstentions and broker non-votes will have the effect of a negative vote.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 270 Pulaski Road, Greenlawn, New York 11740, Attention: Corporate Secretary.

         The Proxy is being solicited by the Company's Board of Directors. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table provides summary information for the fiscal years ended December 31, 1998, 1997 and 1996 concerning the cash and certain other compensation paid or accrued by the Company to Joel A. Kramer, Chairman of the Board, President and Chief Executive Officer of the Company until January 20, 1999, and to the only other executive officer of the Company who had a combined salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1998.


-----------------------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                  Long-Term Compensation
                                                                                ---------------------------------------------------
                                                                                    Awards          Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Shares
                                                                             Restricted Underlying
    Name and Principal                                          Other Annual   Stock     Options/     LTIP       All Other
         Position         Year          Salary         Bonus    Compensation   Awards     SARs      Payouts     Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Joel A. Kramer            1998         $124,306     $ 25,000     $20,130(2)       0        0      $  5,747(3)     $8,040
President, Chief
Executive Officer and
Director(1)
                        ----------------------------------------------------------------------------------------------------------
                          1997         $111,631     $  2,000     $16,629(2)       0        0      $ 12,662(3)     $4,116
                        ----------------------------------------------------------------------------------------------------------
                          1996         $107,100     $  4,300     $11,481(2)       0        0      $ 11,281(3)     $3,203
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider      1998         $112,534     $ 22,000     $10,170(2)       0        0      $  4,080(3)     $7,104
Senior Vice President,
Secretary, Treasurer and
Director
                        ----------------------------------------------------------------------------------------------------------
                          1997         $100,686     $  2,000     $ 8,804(2)       0        0      $  4,080(3)     $2,819
                        ----------------------------------------------------------------------------------------------------------
                          1996        $  95,599     $  3,150     $ 7,256(2)       0        0      $  4,080(3)     $2,819
-----------------------------------------------------------------------------------------------------------------------------------

     (1)Mr. Kramer resigned his positions with the Company effective January 20, 1999 (See "Certain Relationships and Related Transactions").

     (2)Represents commissions. Mr. Kramer received a commission equal to 2.5% of net sales to customers not located within the United States. Dr. Schneider received a commission equal to 0.2% of net sales to customers located within the United States.

     (3)See "Long-Term Incentive Plans -Awards in Last Fiscal Year" below.

Option Grants in Last Fiscal Year

          There were no grants of stock options to Mr. Kramer or Dr. Schneider during the fiscal year ended December 31, 1998.

          Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

         The following table sets forth certain information concerning option exercises by Mr. Kramer and Dr. Schneider during fiscal 1998 and the value of unexercised options held by them as of December 31, 1998:



-------------------------------------------------------------------------------------------------------------------------------

                                                                              Number of
                                 Number of                                  Common Shares
                               Common Shares                            Underlying Unexercised      Value of Unexercised In-
                                Acquired on             Value                 Options at              the-Money Options at
          Name                   Exercise              Realized         December 31, 1998 (1)        December 31, 1998 (2)
-------------------------------------------------------------------------------------------------------------------------------
Joel A. Kramer                   -0-                    -0-                  10,000(3)                    $4,550(3)
-------------------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider             -0-                    -0-                  10,000                       $4,550
-------------------------------------------------------------------------------------------------------------------------------



(1) All of such options are currently exercisable.

(2) Calculation based upon the average of the high and low bid prices of the Common Shares on December 31, 1998, as reported by the National Quotation Bureau.

(3)See "Certain Relationships and Related Transactions."

Long-Term Incentive Plans - Awards in Last Fiscal Year

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Estimated Future Payouts under Non-
                                                                                            Stock Price-Based Plans

                                                              Performance
                                                               or Other
                                        Number of Shares,    Period Until       --------------------------------------------------
                                         Units or Other       Maturation
               Name                        Rights              or Payout          Threshold           Target           Maximum
----------------------------------------------------------------------------------------------------------------------------------
           Joel A. Kramer
 President, Chief Executive Officer
            and Director                      -            June 11, 2002            $ 26,667(1)     $ 26,667(1)        $26,667(1)
----------------------------------------------------------------------------------------------------------------------------------
        Kenneth S. Schneider
 Senior Vice President, Secretary,
       Treasurer and Director                 -            April 16, 2010           $ 26,667(1)     $ 26,667(1)        $26,667(1)
----------------------------------------------------------------------------------------------------------------------------------


(1) In 1990, the Company entered into deferred compensation agreements with key officers, pursuant to which the officers will receive a defined amount (approximately 30% of their 1990 base salary) each year for a period of ten years after reaching age 65. The deferred compensation plans are funded through life insurance and are being provided for currently. The expense charged to operations in 1998 for such future obligations was $9,827 ($5,747 and $4,080, for Joel A. Kramer and Kenneth S. Schneider, respectively).

Compensation of Directors

     Directors of the Company are not compensated solely for serving on the Board of Directors. Non-employee directors are entitled to receive a per meeting fee of $500, in addition to reimbursement of expenses for attending each meeting. According to World Bank policy, Jamil

Sopher, a director of the Company, cannot accept the meeting fee.

Employment   Contracts;   Termination   of  Employment   and   Change-in-Control
Arrangements

         The Company has an informal bonus plan in which officers and other key personnel participate. The bonus award, if any, is fixed annually by the Board of Directors. Bonuses were allocated and paid to executive officers under this plan during fiscal 1998 and are shown in the Summary Compensation Table above.

         Dr. Schneider is a party to an employment agreement with the Company that provides for a minimum annual salary of $126,260. The initial term of the agreement expires on August 1, 2000. The agreement provides for an automatic three year renewal and successive two year renewals unless one year's notice of non-renewal is provided prior to the expiration of the initial or any renewal term. In the event of the termination of Dr. Schneider's employment agreement by the Company other than for "cause" or in the event Dr. Schneider terminates his employment agreement for "good reason" or following a change of control, he will be entitled to receive a lump sum payment equal to his salary for the remainder of the employment term. In addition, in the event Dr. Schneider's employment agreement terminates due to his disability or death, he or his spouse shall be entitled to continue to receive the amount of his salary for a period of 12 months.

     Effective January 20, 1999, Mr. Kramer resigned his positions with the Company and entered into certain agreements with the Company in connection therewith. See "Certain Relationships and Related Transactions."

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, to the knowledge of the Company based solely upon records available to it, certain information as of April 30, 1999 regarding the beneficial ownership of the Common Shares (i) by each person who the Company believes may be considered to be the beneficial owner of more than 5% of its outstanding Common Shares, (ii) by each current director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and directors as a group:


--------------------------------------------------------------------------------------------------------------------------
           Name and Address of                        Number of Shares                      Approximate Percent
            Beneficial Owner                         Beneficially Owned                          of Class
--------------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider
270 Pulaski Road
Greenlawn, New York 11740                              293,038(1)                                 23.4%
--------------------------------------------------------------------------------------------------------------------------
Michael Breneisen
270 Pulaski Road
Greenlawn, New York 11740                               41,900(2)                                  3.4%
--------------------------------------------------------------------------------------------------------------------------
Jamil Sopher
270 Pulaski Road
Greenlawn, New York 11740                                6,730(3)                                  *
--------------------------------------------------------------------------------------------------------------------------
All officers and directors
as a group (3 persons)                                 341,668(1)(2)(3)                           27.0%
--------------------------------------------------------------------------------------------------------------------------


*        Less than 1%.

(1) Includes 10,000 shares issuable upon the exercise of stock options granted under the Company's 1993 Stock Option Plan.

(2) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1987 Stock Option Plan.

(3) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective  January 20,  1999,  Joel A.  Kramer,  Chairman of the Board,
President and Chief Executive Officer of the Company, resigned his positions with the Company. However, Mr. Kramer has agreed to serve as a consultant to the Company through January 19, 2002 for an aggregate consideration of $165,000 plus reimbursement of certain expenses. Concurrently with Mr. Kramer's resignation, the Company purchased all of the 262,635 Common Shares owned by him, and Mr. Kramer agreed to cancel options to purchase 10,000 Common Shares, for an aggregate consideration of $1,075,190 (of which $867,510 was for the Common Shares, $17,680 was for the cancellation of such options and $190,000 was for Mr. Kramer's restrictive covenant discussed below). Mr. Kramer has agreed not to compete with the business of the Company until January 19, 2003 and has released the Company from certain potential claims relative to his employment. Furthermore, the Company transferred to Mr. Kramer a life insurance policy previously maintained for Mr. Kramer's benefit and having a cash value of approximately $80,000.

     Effective January 20, 1999, Dr. Kenneth S. Schneider was elected Chairman of the Board and Chief Executive Officer of the Company, and Michael Breneisen was elected President and Chief Operating Officer of the Company. Dr. Schneider was a co-founder of the Company and has served as Senior Vice President, Secretary, Treasurer and a director. Mr. Breneisen has served as Vice President and Chief Financial Officer of the Company, and will continue to serve as Chief Financial Officer.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Three directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

         All three of the nominees are currently directors of the Company. The following tables set forth the positions and offices presently held with the Company by each nominee, his age as of April 30, 1999 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

                                                     Positions and Offices
                                                     Presently Held with            Director
Name                                Age              the Company                     Since

Kenneth S. Schneider                 54              Chairman of the Board of        1983
                                                     Directors, Chief Executive
                                                     Officer, Treasurer,
                                                     Secretary and Director

Michael Breneisen                    34              President, Chief Operating      1999
                                                     Officer and Director

Jamil Sopher                         55              Director                        1996

     Dr. Schneider has served as Chairman of the Board and Chief Executive Officer of the Company since January 1999. He has also served as Treasurer of the Company since August, 1983 and Secretary since March, 1991. Dr. Schneider also served as Vice President of the company from August, 1983 to January, 1999. Dr. Schneider is a Senior Member of the Institute of Electrical and Electronic Engineers.

     Mr. Breneisen has served as President and Chief Operating Officer of the Company since January, 1999 and Chief Financial Officer since January, 1997. He also served as Controller of the Company from July, 1992 to January 1999 and Vice President from January, 1997 to January, 1999.

     Mr. Sopher is a Principal Financial Analyst with the World Bank where he has been employed for 19 years. Mr. Sopher received a Bachelor of Science Degree and M. Eng. (Elect.) Degree from Cornell University and an MBA from Harvard University.

Board Committees

     The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing the Company's financial statements with management and the independent accountants, (iii) making an appraisal of the Company's audit effort and the effectiveness of the Company's financial policies and practices and (iv) consulting with management and the Company's independent accountants with regard to the adequacy of internal accounting controls. The sole member of the Audit Committee is Mr. Sopher, the only non-employee Board member. The Audit Committee met once last year.

     The Compensation Committee of the Board reviews and implements appropriate action with respect to all matters pertaining to the compensation of the Company's officers and employees. The full Board of Directors reviews the Committee's recommendations regarding executive compensation. The Compensation Committee's sole member is Mr. Sopher, the only non-employee member of the Board. The Committee did not meet during the fiscal year ended December 31, 1998; all compensation matters were reviewed and acted upon in that period by the Board as a whole.

     The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. These functions are currently performed by the Board as a whole.

Meetings

     The Board held five meetings during the year ended December 31, 1998. All of the then incumbent directors of the Company attended each meeting. The Board also acted on one occasion during 1998 by unanimous written consent in lieu of a meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy

Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 1998. To the Company's knowledge, based solely on a review of copies of Forms 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1998, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                       PROPOSAL 2: 1999 STOCK OPTION PLAN

     The Company's Board of Directors has adopted the 1999 Stock Option Plan (subject to stockholder approval thereof) (the "1999 Plan") and has reserved for issuance thereunder 500,000 Common Shares of the Company. The following statements include summaries of certain provisions of the 1999 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1999 Plan, a copy of which is available at the offices of the Company.

Purpose

     The purpose of the 1999 Plan is to advance the interests of the Company by inducing persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing such employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Administration

     The 1999 Plan provides for its administration by the Board or by a committee (the "Stock Option Committee") consisting of at least one director chosen by the Board of Directors. The Board or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Stock Option Committee is authorized to interpret the 1999 Plan and the interpretation and construction by the Board or the Stock Option Committee of any provision of the 1999 Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by directors or any members of the Stock Option Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 1999 Plan.

Nature of Options

     The Board or Stock Option Committee may grant options under the 1999 Plan which are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the

Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

Eligibility

     Subject to certain limitations as set forth in the 1999 Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including directors and officers) of either the Company or its subsidiaries or, in the case of Nonstatutory Stock Options, are employees (including directors and officers) or non-employee directors of, and certain consultants or advisors to, the Company or its subsidiaries. At April 30, 1999, approximately 47 employees and one non-employee director were eligible to receive options under the 1999 Plan.

Option Price

     The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 1999 Plan) of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to such option must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value for the Company's Common Shares.

     On May 20, 1999, the closing bid price for the Company's Common Shares, as reported by the Over The Counter Electronic Bulletin Board, was $1.38 per share.

Exercise of Options

     An option granted under the 1999 Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied , or followed within ten days, by payment of the full option price of such shares which shall be made by the holder's delivery of (i) a check payable to the order of the Company in such amount; or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise; or (iii) if provided in the option agreement, a promissory note payable to the Company accompanied by cash payment of the par value of the Common Shares being purchased; or a combination of (i), (ii) and (iii).

Reload Feature

     The Board of Directors or the Stock Option Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Shares. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in Common Shares, a reload stock option to purchase that number of Common Shares equal to the number of Common Shares used to exercise the option, and, with respect to Nonstatutory Stock Options, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The exercise price of the reload options shall be equal to the fair market value of the Common Shares on the date of grant of the reload option (or 110% of fair market value in the case of a 10% Stockholder) and the term of the reload option shall be equal to the remaining term of the option which gave rise to the reload option. Subject to the foregoing, the terms of the 1999 Plan applicable to the option shall be equally applicable to the reload option.

Alternate Stock Appreciation Rights

     The Board of Directors or the Stock Option Committee may award to an optionee, with respect to each Common Share covered by an option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an incentive stock option must be granted together with the Related Option; an SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised. The SAR may be exercised from time to time by delivery by the holder thereof to the Company of a written notice of the number of shares with respect to which it is being exercised.

     An optionee may exercise an SAR only when the market price on the exercise date of a share of Common Stock subject to the Related Option exceeds the exercise price per share of the Related Option (the "SAR Spread"). The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the SAR Spread. Such amount is payable by the Company, in the sole determination of the Company, in Common Shares, cash or a combination thereof, as set forth in the SAR agreement. In the case of a payment in shares, the number of Common Shares to be paid upon exercise of an SAR shall be determined by dividing the amount of payment due to the optionee by the fair market value of a Common Share on the exercise date of such SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of Common Shares as to which the Related Option was exercised or terminated.

Duration of Options

     No Incentive Stock Option granted under the 1999 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the 1999 Plan may be of such duration as shall be determined by the Board or the Stock Option Committee.

Non-Transferability

     Options granted under the 1999 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, any options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 1999 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the 1999 Plan (i) dies while employed by the Company or its subsidiary or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the 1999 Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the
Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Amendment and Termination

     The 1999 Plan (but not options previously granted thereunder) shall terminate on April 16, 2009, ten years from the date that it was adopted by the Board. Subject to certain limitations, the 1999 Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Federal Income Tax Consequences

         Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

         Incentive Stock Options

     Options granted under the 1999 Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an Incentive Stock Option and in part a Nonstatutory Stock Option, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Non-statutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as issued pursuant to the exercise of a Nonstatutory Stock Option.

Options Contemplated to be Granted

     It is contemplated that, following stockholder approval of the 1999 Plan, Michael Breneisen, President, Chief Financial Officer and Chief Operating Officer of the Company, will be granted options under the 1999 Plan to purchase Common Shares upon terms that have not, as of the date of this Proxy Statement, been agreed upon.

Recommendation and Required Vote

     The affirmative vote of a majority of the total votes cast for or against the proposal at the Meeting is required for approval of this proposal. The Board of Directors recommends a vote FOR ratification of the adoption of the 1999 Stock Option Plan.

                     PROPOSAL 3: AMENDMENT TO CERTIFICATE OF
                          INCORPORATION TO CHANGE NAME

     The Company's Board of Directors has determined that it would be in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's name to "Telebyte, Inc." The Board of Directors believes that the proposed shorter name (the name by which many of the Company's customers already refer to it) will enhance the Company's future marketing efforts and distinguish it from its competitors.

     In the event of stockholder approval of this proposal and Proposal 4 (Changing the State of Incorporation from Nevada to Delaware), the name change will be effected as part of the reincorporation process.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR the adoption of the proposed amendment to the Certificate of Incorporation.

                        PROPOSAL 4: CHANGING THE STATE OF
                      INCORPORATION FROM NEVADA TO DELAWARE

     The Board of Directors has approved and adopted a proposal that the Company change its state of incorporation from Nevada to Delaware. The reincorporation will be effected by means of a statutory merger (the "Merger") of the Company, a Nevada corporation ("Telebyte Nevada"), with and into Telebyte Technology, Inc., a newly formed Delaware subsidiary of Telebyte Nevada formed for purposes of the Merger ("Telebyte Delaware"). Upon the effectiveness of the Merger, Telebyte Delaware will be the surviving corporation, its name will be changed to "Telebyte, Inc." (provided that the stockholders approve Proposal 3: Amendment to Certificate of Incorporation to Change Name), and the Certificate of Incorporation and By-laws of Telebyte Delaware will become the governing instruments for the Company. Prior to the effective date of the Merger, Telebyte Delaware will have conducted no business operations.

     The proposed reincorporation in Delaware will effect a change in the legal domicile of the Company and certain other changes, some of which are described herein. However, the reincorporation will not result in any change in the business, management, location of principal executive offices, assets, liabilities or net worth of the Company. The provisions of the Agreement and Plan of Merger between Telebyte Nevada and Telebyte Delaware (the "Merger Agreement") and the effect thereof are more fully described below. For a full statement of the terms and conditions of the proposed Merger, reference is made to the Merger Agreement, a copy of which is attached hereto as Exhibit A.

Reasons

     The Board of Directors believes that the proposed reincorporation of the Company in Delaware will be in the best interests of the Company and its stockholders. Since substantially more public companies are incorporated in Delaware than in Nevada, potential investors, underwriters and their counsel are more likely to be familiar with the provisions and interpretations of Delaware corporate statutes than those of Nevada. In addition, for many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws, which are periodically updated and revised to meet changing business needs. Although the provisions of Chapter 78 and Chapter 92A of the Nevada Revised Statutes (herein, collectively the "Nevada Code") are similar to the Delaware General Corporation Law (the "Delaware GCL"), there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Code. This lack of case law may hinder management's ability to determine its responsibilities and its alternatives in a given situation. Conversely, the corporate law of Delaware has reached an advanced stage of development as a result of the large number of corporations (including public corporations) which are domiciled there and the numerous interpretive decisions that have been rendered by its courts. Thus, reincorporation in Delaware may improve both potential investors' perception of the Company and management's ability to perform its duties.

Description of the Merger

     The Merger will be implemented through the merger of Telebyte Nevada with and into Telebyte Delaware. Pursuant to the Merger Agreement, each outstanding Common Share of Telebyte Nevada will be converted into one share of Common Stock of Telebyte Delaware. It is anticipated that the Merger will become effective as soon as practicable after the Meeting.

Merger Agreement

     The Merger Agreement is attached to this Proxy Statement as Exhibit A. Statements made herein with respect to the Merger Agreement are only summaries and are qualified in their entirety by reference to the full text of the Merger Agreement.

Conditions of Merger

     The Merger Agreement provides that the Merger will be submitted for approval by the stockholders of the Company and of Telebyte Delaware. Approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding Common Shares of the Company. In addition, the approval of the holders of a majority of the outstanding stock of Telebyte Delaware is required. The Company, as the holder of all of the outstanding stock of Telebyte Delaware, intends to approve this transaction.

Amendment or Termination

     The Board of Directors may amend, modify or supplement the Merger Agreement at any time prior to the effectiveness of the Merger, whether before or after stockholder approval, except that after such approval, the Merger Agreement may not be amended in any manner which, in the judgment of the Board of Directors, would have an adverse effect on the rights of the Company's stockholders. The Board of Directors may also terminate the Merger Agreement and abandon the Merger, notwithstanding stockholder approval, at any time prior to its effectiveness for any reason including, without limitation, the exercise of appraisal rights by stockholders of the Company (See "Rights of Dissenting Stockholders"). In the event of such termination and abandonment, the Merger Agreement will have no further force or effect.

Management

     Upon the effectiveness of the Merger, the Board of Directors of Telebyte Delaware will be composed of the same persons who are directors of Telebyte Nevada at the time of such effectiveness. The officers of the Company at the time of the Merger will be the same persons who were officers of the Company prior to the Merger, and will perform the same duties for Telebyte Delaware.

Certificate of Incorporation and By-Laws

     After the Merger, the Certificate of Incorporation and By-Laws of Telebyte Delaware will become the Certificate of Incorporation and By-Laws of the Company. There will be a number of differences between the By-Laws of Telebyte Delaware and the By-laws of Telebyte Nevada, some of which are discussed below under "Stockholder Proposals." Copies of the Certificate of Incorporation and By-Laws of Telebyte Delaware are available at the offices of the Company.

Changes in the Rights of Stockholders

     The Merger will effect several changes in the rights of stockholders as a result of differences between the corporate laws of Nevada and Delaware. The provisions of the Nevada Code and Delaware GCL differ in certain regards. Summarized below are certain of the principal differences affecting the rights of stockholders. This summary does not purport to be a complete statement of the differences affecting stockholders' rights between the Delaware GCL and the Nevada Code, and is qualified in its entirety by reference to the provisions thereof.

     1. Approval of Certain Transactions. The Delaware GCL generally requires the approval of the holders of a majority of all outstanding shares entitled to vote thereon for any merger, dissolution or sale of substantially all the assets of a corporation. Under the Nevada Code, such matters likewise require the approval of a majority of the outstanding shares entitled to vote thereon, except that a dissolution requires the approval only of a majority of the votes cast.

     2. Dividends. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides, with limited exceptions, that a corporation may redeem or repurchase its shares only out of surplus.

     The Nevada Code provides that no distribution may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

     The provisions of the Delaware GCL are more restrictive than the provisions of the Nevada Code and could conceivably affect future dividends or other distributions.

     3. Limitation of Directors' Liability for Breach of Fiduciary Duty. The Certificate of Incorporation of Telebyte Nevada includes a provision designed to remove the exposure of directors and officers to liability for certain breaches of their fiduciary duty, either in a suit by or on behalf of the Company or an action by stockholders of the Company. If the Merger is approved by the stockholders, the Company's directors will be protected by similar provisions in the Certificate of Incorporation of Telebyte Delaware. There are some differences in the limitation of liability provided by the Delaware GCL but these differences, in the opinion of management of the Company, are mostly insignificant and, in any event, are beneficial to the stockholders of the Company. In management's opinion, the only two significant differences regarding limitation of liability are (i) the Delaware GCL does not extend the limitation of liability to the officers of the Company, and (ii) while the Delaware provision excepts from the limitation of liability a breach of the duty of loyalty and any transaction from which the director derived an improper personal benefit, the Nevada Code does not. Thus, the Nevada Code extends the limitation of liability to a class of persons - officers - and a type of behavior - breach of the duty of loyalty - that the Delaware GCL does not.

     4. Removal of Directors. The stockholders of Telebyte Nevada can remove directors during their term of office with or without cause only by a vote of two-thirds of the outstanding shares. The stockholders of Telebyte Delaware will be able to remove directors, with or without cause, by the vote of a majority of the shares.

     5. Restrictions on Business Combinations/Corporation Control. Both the Delaware GCL and the Nevada Code contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any
interested   stockholder  for  a  three-year  period  following  the  date  such stockholder became an interested stockholder. The Delaware GCL defines an interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

     Under the provisions of the Nevada Code, except under circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a period of three years following the date such stockholder became an interested stockholder and thereafter only if certain conditions are met. Restrictions also apply with respect to business combinations after such three-year period. The Nevada Code defines an interested stockholder, generally, as a person who owns 10% or more of the outstanding shares of the corporation's voting stock.

     Additionally, the Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. An "issuing corporation" is a Nevada corporation that has 200 or more shareholders with at least 100 of those shareholders being stockholders of record and residents of Nevada, and that does business in Nevada directly or through an affiliated corporation. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be exceeded, trigger applications of the voting bar with respect to the shares newly acquired.

     6. Appraisal Rights. Under both Delaware and Nevada law, dissenting shareholders who follow prescribed statutory procedures are entitled to dissenters' rights in connection with certain types of mergers and other transactions which may adversely affect the rights of shareholders. The Delaware GCL and the Nevada Code provide similar dissenters' rights in connection with mergers involving domestic corporations, domestic and foreign corporations, the merger of a corporation with a not-for-profit corporation, and the merger of a corporation with either a limited partnership or a limited liability company. Under the Nevada Code, if a parent corporation owns at least 90% of the outstanding shares of its subsidiary, the parent corporation may merge this subsidiary into itself without shareholder approval, but dissenters' rights are conferred upon the holders of the subsidiary's shares if the subsidiary is a Nevada corporation. The Delaware GCL provides the same dissenters' rights if the parent does not own all of the Delaware subsidiary's shares. In addition, under the Nevada Code, the sale of all or substantially all of a corporation's assets does not involve dissenters' rights. Under the Delaware GCL, the certificate of incorporation may provide dissenters' rights in connection with such a sale, although it is not contemplated that the Certificate of Incorporation of Telebyte Delaware will so provide. The certificate of incorporation of a Delaware corporation may also confer dissenters' rights in connection with an amendment to the certificate of incorporation or in connection with any merger or consolidation; however, it is not contemplated that the Certificate of Incorporation of Telebyte Delaware will so provide. Finally, the Nevada Code confers dissenters' rights (a) in connection with a plan of exchange pursuant to which a Nevada corporation's shares are to be acquired, and (b) in connection with the dissolution of a Nevada corporation pursuant to which the stockholders receive stock and/or bonds of another corporation. There are no parallel provisions under the Delaware GCL. Conversely, the Delaware GCL confers dissenters' rights in connection with a consolidation; there is no parallel under the Nevada Code.

Federal Income Tax Consequences

     The proposed reincorporation is being presented for approval based upon the expectation that, among other things:

          (1) the Merger will qualify as a reorganization  within the meaning of
          Section 368(a) of the Code;

          (2) no gain or loss will be recognized by the Company (either Telebyte Nevada or Telebyte Delaware) as a result of the Merger;

          (3) no gain or loss will be recognized by United States stockholders of the Company upon the exchange of their Common Shares of Telebyte Nevada for shares of Common Stock of Telebyte Delaware pursuant to the Merger, except with respect to the payment of dissenters' rights of appraisal;

          (4) the basis of the shares of Common Stock of Telebyte Delaware will be the same as the basis of the Common Shares of Telebyte Nevada owned by such stockholder which are exchanged pursuant to the Merger; and

          (5) the holding period of the shares of Common Stock of Telebyte Delaware received by the United States stockholders of the Company as a result of the Merger will include the holding period of the Common Shares surrendered in exchange therefor (provided that the shares of Common Stock qualify as a capital asset in the hands of such stockholders on the effective date of the Merger).

     The foregoing is only a summary of the Federal income tax consequences and is not tax advice. No ruling has been requested from the Internal Revenue Service with respect to the foregoing tax matters. Each stockholder is urged to consult with his, her or its own tax adviser concerning the United States federal tax consequences of the Merger to such stockholder as well as any applicable state and local tax consequences; likewise, each non-United States stockholder of the Company is also urged to consider any applicable foreign tax consequences of the Merger.

Rights of Dissenting Stockholders

     Stockholders who oppose the proposed Merger will have the right to receive payment for the value of their shares as set forth in Sections 92A.300 through 92A.500 of the Nevada Code, which are attached as Exhibit B to this Proxy Statement. Under the Nevada Code, to assert dissenters' rights, a stockholder of the Company must refrain from voting in favor of the Merger and must deliver a written notice to the Company prior to the vote on the Merger of his intention to demand payment for his shares if the Merger is effectuated (a negative vote by a stockholder will not constitute the required notice). A stockholder who holds his shares beneficially, and not of record, may assert his dissenters' rights only by submitting with his written notice the written consent of the stockholder of record to the dissent, and must exercise his dissenters' rights for all the shares of which he is the beneficial owner or over which he has power to direct the vote.

     If the proposed Merger is approved by the required vote at the Meeting, the Company is required to deliver a written dissenter's notice no later than 10 days after the Meeting to all stockholders who gave due notice of their intention to demand payment and who refrained from voting in favor of the Merger. The notice shall state where a demand for payment must be sent and where and when certificates must be deposited in order to obtain payment; shall include a form for demanding payment which includes the date of the first announcement to the news media or the stockholders of the terms of the proposed Merger, and a request for certification of the date on which the stockholder (or the person on whose behalf the stockholder dissents) acquired beneficial ownership of the shares; shall set a date by which the Company must receive the demand for payment; and shall be accompanied by a copy of Sections 92A.300 through 92A.500 of the Nevada Code. The date set for receipt of the demand for payment from the dissenting stockholders shall be not less than 30 nor more than 60 days after the date the notice is delivered. Stockholders who fail to demand payment, or fail to deposit certificates as required by the notice mailed to the dissenting stockholders, in each case by the date set forth in such notice, shall have no right to receive payment for their shares.

     Within 30 days following the date on which demand for payment is received from dissenting stockholders who have deposited their certificates with the Company, all in accordance with the notice of the Company, the Company shall remit to the dissenting stockholders the amount which the Company estimates to be the fair value of the shares, with interest. The remittance shall be accompanied by the following:


     (1) the Company's closing balance sheet and statements of income and stockholders' equity for a fiscal year ending not more than 16 months before the date of remittance, together with the latest available interim financial statements;

     (2) a statement of the Company's estimate of the fair value of the shares;

     (3) an explanation of how the interest was calculated;

     (4) a statement  of the  dissenters'  right to demand  payment  pursuant to
Section 92.A480 (Dissenter's Estimate of Fair Value); and

     (5) a copy of Sections 92A.300 through 92A.500 of the Nevada Code.

     The Company may elect, however, to withhold remittance from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date specified in the notice to dissenters that is described in the immediately preceding paragraph.

     If a dissenting stockholder believes that the amount remitted is less than the fair value of his shares, he may, within 30 days after the date of mailing of the Company's remittance, mail to the Company his own estimate of the value of the deficiency. If a dissenting stockholder fails to do so, he shall be entitled to no more than the amount remitted. If a demand for payment remains unsettled for 60 days after such demand is made by a dissenting stockholder, the Company shall file a petition in an appropriate court requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters are entitled to judgment for the amount by which the fair value of their shares, plus interest, is found to exceed the amount previously remitted, and for the fair value, plus interest, of his after-acquired shares for which the Company elected to withhold payment. If the Company fails to file a petition, each dissenter who has made a demand and who has not already settled his claim against the Company shall be paid by the Company the amount demanded by him with interest and may sue thereafter in an appropriate court.

     Any stockholder receiving cash as a result of the exercise of dissenters' rights will be treated as if such shares were redeemed by the Company, with the tax consequences applicable to a redemption. The foregoing summary does not purport to be a complete statement of the provisions of Section 92A.300 through 92A.500 of the Nevada Code and is qualified in its entirety by reference to those sections, a copy of which is attached to this Proxy Statement as Exhibit
B. Stockholders intending to exercise appraisal rights should review Exhibit B for more complete and definitive statement of the rights of dissenting stockholders and the procedures to be followed.

     The Merger Agreement provides that the Board of Directors may, prior to the filing of the Articles of Merger with the Nevada Secretary of State, in its discretion terminate the Merger notwithstanding stockholder approval. As indicated previously, this provision enables the Board to evaluate the potentia1 burden to the Company arising from the exercise of dissenters' rights, and to abandon the Merger if, among other things, the burden to the Company of such exercise is too great in the opinion of the Board.

Exchange of Stock Certificates

     If the Merger is effected, it will not be necessary for holders of Common Shares of Telebyte Nevada to exchange their existing stock certificates for stock certificates of Telebyte Delaware. The Company's present Common Share certificates will automatically represent the same number of shares of Common Stock of Telebyte Delaware.

     After the Merger, as presently outstanding Common Share certificates are presented for transfer, new certificates identifying the Company as a Delaware corporation will be issued. New certificates for Telebyte Delaware will also be issued in exchange for old Common Share certificates of Telebyte Nevada upon the written request of any stockholder addressed to the Company's transfer agent.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR the adoption of the reincorporation.

                   PROPOSAL 5: RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and proposes ratification of such appointment.

     A representative of Grant Thornton, LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at the principal executive offices of the Company by January 25, 2000 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.

     The following requirements with respect to stockholder proposals and stockholder nominees to the Board of Directors shall apply in the event of stockholder approval of Proposal 4: Changing the State of Incorporation from Nevada to Delaware:

     1. Stockholder Proposals. For a proposal to be properly brought before an annual meeting by a stockholder of Telebyte Delaware, the stockholder must have given timely notice thereof to the Secretary of Telebyte Delaware. To be timely, such proposals must be received by the Secretary of Telebyte Delaware at the principal executive offices of Telebyte Delaware on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of stockholders. If during the prior year Telebyte Delaware did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before Telebyte Delaware mails the Proxy Statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such stockholder proposing such business; (c) the class and number of shares of Telebyte Delaware which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. No business proposed by a stockholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's Proxy Statement.

     2. Stockholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to the Secretary of Telebyte Delaware. To be timely, a stockholder's notice must be received at the principal executive offices of Telebyte Delaware not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made. The stockholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the stockholder.


     Any notice given pursuant to the foregoing requirements shall be required to be sent to the Secretary of the Company at 270 Pulaski Road, Greenlawn, New York 11740. The foregoing is only a summary of the contemplated provisions of the By-Laws of Telebyte Delaware that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of such By-Laws will be furnished one without charge upon receipt by the Company of a written request therefor.


                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1, 2, 3, 4 and 5 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the meeting.


                                        By Order of the Board of Directors

                                        Kenneth S. Schneider, Ph.D
                                        Chairman of the Board and
                                        Chief Executive Officer

Greenlawn, New York
May 25, 1999

                                                                      EXHIBIT A

                                                     AGREEMENT   AND   PLAN   OF
                                                     MERGER  (the  "Agreement"),
                                                     dated as of May ___,  1999,
                                                     by  and  between   Telebyte
                                                     Technology,  Inc., a Nevada
                                                     corporation      ("Telebyte
                                                     Nevada"),    and   Telebyte
                                                     Technology, Inc, a Delaware
                                                     corporation ("Telebyte
                                                     Delaware").

                  Telebyte Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capitalization of 9,100,000 shares, consisting of 9,000,000 shares of Common Stock, par value $.01 per share and 100,000 shares of Preferred Stock, par value $.01 per share. The address of its principal office is 270 Pulaski Road, Greenlawn, New York 11740.

                  Telebyte Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capitalization of 9,100,000 shares, consisting of 9,000,000 shares of Common Stock, par value $.01 per share, and 100,000 shares of Preferred Stock, par value $.01 per share, 100 shares of the Common Stock of which are outstanding and are held by Telebyte Nevada. The address of its principal office is 270 Pulaski Road, Greenlawn, New York 11740.

                  The respective Boards of Directors of Telebyte Nevada and Telebyte Delaware have determined that, for the purpose of effecting the reincorporation of Telebyte Nevada in the State of Delaware, it is advisable and to the advantage of such two corporations that Telebyte Nevada merge with and into Telebyte Delaware upon the terms and conditions herein provided.

                  The respective Boards of Directors of Telebyte Delaware and Telebyte Nevada have approved this Agreement and the Boards of Directors of Telebyte Delaware and Telebyte Nevada have directed that this Agreement be submitted to a vote of their stockholders.

         NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Telebyte Delaware and Telebyte Nevada, subject to the terms and conditions hereinafter set forth, hereby agree as follows:

                                        I

                                     MERGER

         1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the "Delaware GCL") and Chapters 78 and 92A of the Nevada Revised Statutes (hereinafter, collectively the "Nevada Code"), Telebyte Nevada shall be merged with and into Telebyte Delaware (the "Merger"). Telebyte Delaware shall be and is hereinafter sometimes referred to as the "Surviving Corporation." Telebyte Delaware and Telebyte Nevada are sometimes hereinafter referred to as the "Constituent Corporations."

         1.2 Filing and Effectiveness. The Merger shall become effective (the "Effective Date") when the following actions shall have been completed:

                  (a) The Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware GCL and the Nevada Code;

                  (b) An executed counterpart of the Agreement, and/or any other certificates required by the Delaware GCL, shall have been filed with the Secretary of State of the State of Delaware in accordance with the applicable laws of such State; and

                  (c) Articles of Merger, in the form required by the Nevada Code, shall have been filed with the Secretary of State of the State of Nevada in accordance with the applicable laws of such State.

         1.3 Certificate of Incorporation; Change of Name. The Certificate of Incorporation of Telebyte Delaware as in effect on the effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation, except that, upon the Effective Date, Article I thereof shall be amended to read as follows: "The name of the corporation is Telebyte, Inc."

         1.4 By-laws. The By-laws of Telebyte Delaware as in effect on the Effective Date shall continue in full force and effect as the By-laws of the Surviving Corporation.

         1.5 Directors and Officers. The directors and officers of Telebyte Delaware in office immediately prior to the Effective Date shall continue in office as the directors and officers of the Surviving Corporation until their successors shall have been elected and shall qualify or until otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation and the By-laws of the Surviving Corporation.

         1.6 Effect of Merger. Upon the Effective Date, the separate existence of Telebyte Nevada shall cease and Telebyte Delaware, as the Surviving Corporation (i) shall continue to possess all of its rights and property as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the rights and property of Telebyte Nevada, and (ii) shall continue to be subject to all of its debts and liabilities as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts and liabilities of Telebyte Nevada in the same manner as if Telebyte Delaware had itself incurred them, pursuant to the Delaware GCL and Nevada Code.

                                       II

                          MANNER OF CONVERSION OF STOCK

         2.1 Telebyte Nevada Capital Stock. The Shares of Common Stock of Telebyte Nevada issued and outstanding on the Effective Date shall, by virtue of the Merger and without any action on the part of either the holders of such shares or the Surviving Corporation, be converted into fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Surviving Corporation on the basis of one share of Common Stock of the Surviving Corporation for each one share of Common Stock of Telebyte Nevada.

         2.2 Telebyte Delaware Capital Stock. Any then outstanding shares of Common Stock of Telebyte Delaware which are owned by Telebyte Nevada immediately prior to the Merger shall be cancelled at the Effective Date.

                                       III

                                  MISCELLANEOUS

         3.1 Covenants of Telebyte Delaware. Telebyte Delaware covenants and agrees that it will, on or before the Effective Date, qualify to do business as a foreign corporation in the State of New York and in connection therewith irrevocably appoint an agent for service of process as required under the applicable law of New York.

         3.2 Abandonment. At any time before the Effective Date, the Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Telebyte Nevada or Telebyte Delaware, or both, notwithstanding approval of the Agreement by the shareholders of Telebyte Nevada or Telebyte Delaware, or both.

         3.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 15 East North Street, Dover, Delaware, and United Corporate Services, Inc. is the registered agent of the Surviving Corporation at such address.

         3.4 Agreement. Executed copies of the Agreement will be on file at the principal place of business of the Surviving Corporation at 270 Pulaski Road, Greenlawn, New York 11740, and copies thereof will be furnished to any stockholder of each Constituent Corporation upon request and without cost.

         3.5 Governing Law. The Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware, and, so far as applicable, the merger provisions of the Nevada Code.

         3.6 Counterparts. In order to facilitate the filing and recording of the Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Agreement, having first been approved by the Boards of Directors of Telebyte Delaware and Telebyte Nevada, is hereby executed on behalf of each of such corporations by their respective officers thereunto duly authorized.

                                                     TELEBYTE TECHNOLOGY, INC.
                                                     a Nevada corporation


                                                     By /s/ Michael Breneisen
                                                        Michael Breneisen
                                                        President


ATTEST:


/s/ Dr. Kenneth S. Schneider
Dr. Kenneth S. Schneider
Secretary


                                                     TELEBYTE TECHNOLOGY, INC.
                                                     a Delaware corporation


                                                     By /s/ Michael Breneisen
                                                        Michael Breneisen
                                                        President


ATTEST:


/s/ Dr. Kenneth S. Schneider
Dr. Kenneth S. Schneider
Secretary

                                                                      EXHIBIT B

                          NEVADA REVISED STATUTES (NRS)
                           RIGHTS OF DISSENTING OWNERS

92A.300. Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

92A.315. "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

92A.320. "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately, before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325. "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner or shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335. "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350. Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may, provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation.

         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

         1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

               (a) Consummation of a plan of merger to which the domestic corporation is a party:

                    (1) If approval  by the  stockholders  is  required  for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                    (2) If  the  domestic  corporation  is a  subsidiary  and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I) The surviving or acquiring entity; or

                    (II) Any other entity which,  at the  effective  date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of Paragraph (b).

         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights if taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420. Prerequisite to demand for payment for shares.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

92A.430. Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500 inclusive.

92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder.

         1.       A stockholder to whom a dissenter's notice is sent must:

               (a) Demand payment;

               (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

               (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460. Payment for shares: General requirements.

         1.1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

               (a) Of the county where the corporation's registered office is located; or

               (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2. The payment must be accompanied by:

               (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

               (b) A statement of the subject corporation's estimate of the fair value of the shares:

               (c) An explanation of how the interest was calculated;

               (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

               (e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480.   Dissenter's   estimate  of  fair  value:   Notification   of  subject
corporation; demand for payment of estimate.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.   Legal   proceeding  to  determine  fair  value:   Duties  of  subject
corporation; powers of court; rights of dissenter.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Legal proceeding to determine fair value: Assessment of costs and fees.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

               (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A 500. inclusive; or

               (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                            TELEBYTE TECHNOLOGY, INC.
                                270 Pulaski Road
                            Greenlawn, New York 11740

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Dr. Kenneth Schneider and Michael Breneisen as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Telebyte Technology, Inc. held of record by the undersigned at the close of business on May 18, 1999, at the Annual Meeting of Stockholders to be held on June 25, 1999 or any adjournment thereof.

1.       Election of Directors:

FOR all nominees listed below                     WITHHOLD AUTHORITY to vote
(except as marked to the contrary)                for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

         Kenneth Schneider          Michael Breneisen              Jamil Sopher

2. Proposal to ratify the adoption of the Company's 1999 Stock Option Plan.

         FOR ____              AGAINST ____                    ABSTAIN ____

3. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Telebyte, Inc."

         FOR ____              AGAINST ____                    ABSTAIN ____

4. Proposal to change the state of incorporation of the Company from Nevada to Delaware by means of a merger of the Company into its wholly-owned Delaware subsidiary.

         FOR ____              AGAINST ____                    ABSTAIN ____

5. Proposal to ratify the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

         FOR ____              AGAINST ____                    ABSTAIN ____

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Directors and FOR Proposals 2, 3, 4 and 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.


                                                          Please sign exactly as
                                                     name  appears  below.  When
                                                     shares  are  held by  joint
                                                     tenants,  both should sign.
                                                     When  signing as  attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation,  please sign
                                                     in full  corporate  name by
                                                     the   President   or  other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.


                                                     Dated:_______________, 1999


                                                     Signature


                                                     Signature if held jointly